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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 3, 2007
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                        Date of Report (Date of earliest
                                 event reported)

                            THE GYMBOREE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-21250               94-2615258
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)               File No.)           Identification No.)

       500 Howard Street, San Francisco, CA                      94105
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     (Address of principal executive offices)                  (Zip Code)

                                 (415) 278-7000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 7, 2007, The Gymboree Corporation, a Delaware corporation (the "Company"), entered into a Fifth Amendment to Credit Agreement (the "Fifth Amendment"), dated as of February 7, 2007, by and between the Company and certain of its subsidiaries and Bank of America, N.A. The Fifth Amendment amends certain terms of the Credit Agreement dated as of August 11, 2003, as previously amended by the Waiver and First Amendment to Credit Agreement dated December 3, 2004, the Second Amendment to Credit Agreement dated July 27, 2005, the Third Amendment to Credit Agreement, dated March 30, 2006, and the Fourth Amendment to Credit Agreement, dated July 5, 2006, (collectively, the "Credit Agreement"). Among other things, the Fifth Amendment amends the Credit Agreement by permitting the Company to purchase, redeem or otherwise acquire shares of its capital stock for cash in an aggregate amount of up to $50,000,000 under certain circumstances.

         The foregoing summary of the Fifth Amendment is qualified in its entirety by the terms of the Fifth Amendment, which is attached hereto as
Exhibit 10.74 and incorporated herein by reference.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 8, 2007, The Gymboree Corporation issued a press release announcing certain financial information for the five-week and fourth fiscal quarter periods ended February 3, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    EXHIBITS.

             Exhibit No.   Description
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               10.74       Fifth Amendment to Credit Agreement, dated February
                           7, 2007.

               99.1 Press release of The Gymboree Corporation issued February 8, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE GYMBOREE CORPORATION


Dated: February 8, 2007                      By:    /s/ BLAIR W. LAMBERT
                                                    ----------------------------
                                             Name:  Blair W. Lambert
                                             Title: Chief Operating Officer and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
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10.74         Fifth Amendment to Credit Agreement, dated February 7, 2007.

99.1          Press release of The Gymboree Corporation issued February 8, 2007.

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